UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, TX		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 815-3900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of American Midstream Partners, LP (“AMID”), dated March 8, 2017 and filed with the Securities and Exchange Commission on March 8, 2017 (the “Initial Form 8-K”), which reported under Item 2.01 that on March 8, 2017, AMID completed its acquisition (the “Merger”) of JP Energy Partners LP (“JPE”). This amendment is filed to provide the financial statements of JPE and the pro forma financial information of AMID for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.

AMID intends to file historical financial statements of AMID that are recast to give effect to the Merger for the years ended 2016, 2015 and 2014 on a separate current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Audited historical financial statements of JPE as of and for the years ended December 31, 2016, 2015 and 2014, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated statements of operations of AMID for the years ended December 31, 2016, 2015 and 2014 a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

By: American Midstream GP, LLC,
its General Partner
Date:
May 24, 2017	By:	/s/ Eric T. Kalamaras
	Name:	Eric T. Kalamaras
	Title:	Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Audited historical financial statements of JPE as of and for the years ended December 31, 2016, 2015 and 2014, together with the related notes to the financial statements (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of JP Energy LP filed on March 13, 2017).

99.2	Unaudited pro forma condensed consolidated statements of operations of AMID for the years ended December 31, 2016, 2015 and 2014.

4